Project Development Agreement with the UK Atomic Energy Authority	12 Months Ended
Dec. 31, 2025
Project Development Agreement with the UK Atomic Energy Authority
Project Development Agreement with the UK Atomic Energy Authority
18.	Project Development Agreement with the UK Atomic Energy Authority:

On October 13, 2021, the Company entered into a Project Development Agreement (“PDA”) with the UK Atomic Energy Authority (“UKAEA”) to collaborate on the construction of a building at the UKAEA’s Culham Centre for Fusion Energy in the United Kingdom to house the Company’s planned Fusion Demonstration Plant (“FDP”). Under the terms of the PDA, the UKAEA will own the building and contribute GBP 30,000 ($38,350) toward its construction. The Company is responsible for funding construction costs in excess of the UKAEA’s contribution, with its portion recorded as a prepaid rent asset to be amortized against lease payments over the anticipated 19-year lease term.

The PDA provides that the UKAEA’s contribution will commence at an agreed milestone and continue until its funding equals the amount already funded by the Company, after which contributions will be made on an equal basis until the UKAEA’s contribution limit is reached. The Company is also required to provide security for its funding commitment when the construction contractor is mobilized, as well as a security for its asset retirement obligation prior to lease commencement or the start of FDP construction.

In the year ended December 31, 2024, due to the uncertainty of proceeding with the FDP due to the continued focus on the LM26 program and the scheduled expiry of the PDA in March 2025, the Company determined that the recoverable amount of the prepaid rent asset was $nil. Accordingly, an impairment charge for the full carrying amount of $16,813 (GBP 13,309) was recorded in the consolidated statement of operations and comprehensive loss for the year ended December 31, 2024.